UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

————————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2007

————————————

ANADIGICS, INC.
(Exact name of registrant as specified in its charter)

————————————

Delaware	0-25662	22-2582106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Mt. Bethel Road, Warren, New Jersey	07059
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (908) 668-5000

Not Applicable
(Former name or former address, if changed since last report)

————————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On May 29, 2007, as part of a long-term strategy to diversify their assets, each executive officer or director of ANADIGICS, Inc. (the “Company”) named below executed a prearranged systematic personal stock trading plan (each a “Plan”) pursuant to, and intended to comply with, Rule 10b5-1 under the Securities Exchange Act of 1934, as amended.

1.           Ronald Rosenzweig

Ronald Rosenzweig, the Chairman of the Board of Directors of the Company, executed a Plan directing a broker unaffiliated with the Company to sell, subject to certain conditions, up to 100,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), owned by Mr. Rosenzweig or which he has the right to acquire upon the exercise of stock options, over a period of approximately eleven months commencing no earlier than June 12, 2007 and ending April 3, 2008.  All sales under Mr. Rosenzweig’s Plan will be disclosed publicly through Form 144 and Form 4 filings with the U.S. Securities and Exchange Commission.

2.           Thomas C. Shields

Thomas C. Shields, the Executive Vice President and Chief Financial Officer of the Company, executed a Plan directing a broker unaffiliated with the Company to sell, subject to certain conditions, up to 269,061 shares of Common Stock, owned by Mr. Shields or which he has the right to acquire upon the exercise of stock options, over a period of approximately twenty-four months commencing no earlier than June 8, 2007 and ending June 30, 2009.  All sales under Mr. Shields’ Plan will be disclosed publicly through Form 144 and Form 4 filings with the U.S. Securities and Exchange Commission.

3.           Charles Huang

Charles Huang, the Executive Vice President and Chief Technical Officer of the Company, executed a Plan directing a broker unaffiliated with the Company to sell, subject to certain conditions, up to 187,500 shares of Common Stock, owned by Mr. Huang or which he has the right to acquire upon the exercise of stock options, over a period of approximately seventeen months commencing no earlier than June 8, 2007 and ending October 31, 2008.  All sales under Mr. Huang’s Plan will be disclosed publicly through Form 144 and Form 4 filings with the U.S. Securities and Exchange Commission.

4.           Ronald Michels

Ronald Michels, the Senior Vice President — Broadband of the Company, executed a Plan directing a broker unaffiliated with the Company to sell, subject to certain conditions, up to 157,000 shares of Common Stock, owned by Mr. Michels or which he has the right to acquire upon the exercise of stock options, over a period of approximately eleven months commencing no earlier than June 8, 2007 and ending April 14, 2008.  All sales under Mr. Michels’ Plan will be disclosed publicly through Form 144 and Form 4 filings with the U.S. Securities and Exchange Commission.

5.           Ali Khatibzadeh

Ali Khatibzadeh, the Senior Vice President — Wireless of the Company, executed a Plan directing a broker unaffiliated with the Company to sell, subject to certain conditions, up to 146,404 shares of Common Stock, owned by Mr. Khatibzadeh or which he has the right to acquire upon the exercise of stock options, over a period of approximately thirteen months commencing no earlier than June 8, 2007 and ending June 30, 2008.  All sales under Mr. Khatibzadeh’s Plan will be disclosed publicly through Form 144 and Form 4 filings with the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           May 30, 2007

ANADIGICS, Inc.

By: /s/ Thomas C. Shields Name: Thomas C. Shields Title: Executive Vice President and Chief Financial Officer